                   OPPENHEIMER CAPITAL APPRECIATION FUND/VA
               (a series of Oppenheimer Variable Account Funds)
                   Supplement dated August 11, 2005 to the
                       Prospectus dated April 29, 2005

This  supplement  amends the  Prospectus of Oppenheimer  Capital  Appreciation
Fund/VA (the "Fund"), a series of the Oppenheimer Variable Account Funds.

The Prospectus is revised as follows:

1.    The paragraph  captioned  "Portfolio Manager" under the section "How the
   Fund Is Managed" on page 7 is deleted and replaced by the following:

   Portfolio Manager. The Fund's portfolio is managed by Jane C. Putnam.
   Ms. Putnam has been the person primarily responsible for the day-to-day management of the Fund's portfolio since 1994. Ms. Putnam has been a
   Vice President of the Manager since June 1994 and is a portfolio manager of other portfolios in the OppenheimerFunds complex. The
   Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts she manages and her ownership of Fund shares.

   Ms. Putnam has indicated that she plans to take a leave of absence before the end of 2005. In preparation for her absence, the Manager is implementing a transition plan, with Ms. Putnam's assistance, under which William L. Wilby will act as co-manager of the Fund with another portfolio manager. The Manager expects Marc L. Baylin, CFA, to join the firm on or before September 6, 2005 in that capacity and to participate in the transition.

   Mr. Wilby has been a Senior Vice President of Oppenheimer since July
   1994 and Senior Investment Officer, Director of Equities of the Manager
   since July 2004. Mr. Wilby was Senior Investment Officer, Director of
   International Equities of the Manager from May 2000 through July 2004 and Senior Vice President of HarbourView Asset Management Corporation
   from May 1999 through November 2001. Mr. Baylin was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management
   from June 2002 to August 2005 and was a Vice President of T. Rowe Price
   where he was an analyst from June 1993 and a portfolio manager from
   March 1999 to June 2002.

August 11, 2005                                               PS0610.001